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
                                                                              -----------------------------------------------------
                                                                               COUNTERSIGNED AND REGISTERED  :
                                                                               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                               TRANSFER AGENT AND REGISTRAR

                                                                               BY:_____________________________________
                                                                              -----------------------------------------------------



                                                SERIES A CONVERTIBLE PREFERRED STOCK
                                             AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
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                                                             [SPECIMEN]


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IS THE OWNER OF

               FULLY PAID AND NONASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $.001 PER SHARE OF
         American Business Financial Services, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED


                                                                              [Seal]        Anthony J. Santilli
Stephen M. Giroux                                                                           Chairman, President and Chief Executive
Secretary                                                                                   Officer
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                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

         The shares represented by this certificate are issued subject to all the provisions of the Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock, Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and the Bylaws ("Bylaws") of American Business Financial Services, Inc. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

         The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its Transfer Agent and Registrar.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  - as tenants in common               UNIF GIFT MIN ACT____ Custodian______
TEN ENT  - as tenants by the entirety                         (Cust)         (Minor)
JT TEN   - as joint tenants with right of     Under Uniform Gift to Minors Act-__________
         survivorship and not as tenants                                        (State)
         in common                            UNIF TRANS MIN ACT____ Custodian______
                                                               (Cust)         (Minor)
                                              Under Uniform Transfers to Minors Act-______
                                                                                    (State)
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     Additional abbreviations may also be used though not in the above list.

         For Value Received, _______________________________________________
hereby sell, assign and transfer unto

---------------------------------------------
   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

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 _______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of Series A Preferred Stock


constitute and appoint _________________________________________________________

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________    __________________________________________
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN
                                      PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                      MENT OR ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED:

By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.